Exhibit 99.1

Dimension Therapeutics, Inc.

Quality of Science. Quality of Life.

August 2016

Forward Looking Statements

These slides and the accompanying oral presentation contain forward-looking statements and information. The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify forward looking statements. For example, all statements we make regarding the initiation, timing, progress and results of our preclinical and clinical studies and our research and development programs, our ability to advance product candidates into, and successfully complete, clinical studies, the timing or likelihood of regulatory filings and approvals, our ability to develop manufacturing processes and engage third parties to manufacture our product candidates for late-stage clinical use or at commercial scale, the success of strategic partnerships, if any, and our expected cash, cash equivalents and marketable securities at year end are forward looking. All forward?looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected. These statements are also subject to a number of material risks and uncertainties that are described under the caption “Risk Factors” in Dimension Therapeutics’ Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, which is on file with the Securities and Exchange Commission, as well as other risks detailed in

Dimension Therapeutics’ additional filings with the Securities and Exchange Commission. Any forward?looking statement speaks only as of the date on which it was made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

The information contained in this presentation is not an offer to sell or the solicitation of an offer to buy the

Company’s common stock or any other securities of the Company.

© 2016 Dimension Therapeutics

Dimension Therapeutics

A leader in    Robust scientific gene therapy platform

discovering &    Manufactured using mammalian process

developing new    Deep expertise in liver biology

therapeutics for    Unique focus on inherited metabolic diseases (IMDs)

people living with

devastating rare    Highly experienced team; extensive track record in

diseases    rare diseases

associated with

the liver    Broad product pipeline addressing diseases with high

unmet medical need

© 2016 Dimension Therapeutics

Clade E AAV-Based Gene Therapy Product Platform

Clade E Family of AAV Capsids	• Enhanced liver affinity; 16-110x greater liver targeting than other AAVs • Durable expression achieved in 5-10% hepatocytes • Well-established safety profile for use in human gene therapy • ~25% of the population may be ineligible due to neutralizing antibodies
Proprietary Industrialized Manufacturing Approach	• Mammalian cell-based system to leverage AAV biology • Scalable HeLa platform to optimize yield and quality • Downstream process consistent with biologic and antibody standards

Source: Gao et al. 2004 *J Virol*; Fagiuoli et al. 2013 *J Hepat*

DIMENSION™ THERAPEUTICS

© 2016 Dimension Therapeutics

4

Robust AAV Capsid and Transgene IP Estate

Capsid Intellectual Property

Exclusive, worldwide license to certain REGENXBIO AAV vector technology spanning various serotypes in up to 8 specified disease indications

+

Exclusive Disease Indications

2013 License	*2015 Option & License*
Hemophilia A*	(2) Citrullinemia Type 1
Hemophilia B*	(2) PKU
(1) OTC Deficiency	(2) Wilson Disease
GSDIa	Option 1**

*License excludes AAV8 for hemophilia A or B; **Option to license rights to REGENXBIO AAV technology for any 1 additional disease, subject to availability (diseases not licensed in whole or in part to a 3rd party)

Transgene Intellectual Property

1. RGNX in-license includes patent application directed to codon-optimized version of the OTC gene
2. Exclusive WW collaboration and license agreement with UPENN

DIMENSION THERAPEUTICS
© 2016 Dimension Therapeutics
5

The Liver is a Central Organ for Rare Diseases

>400 Described Rare Monogenic Diseases Associated with the Liver

Subset Believe Well-Suited to Gene Therapy

Hemophilia



Storage Disorders



- ✓ Well-understood disease biology
- ✓ Restoration to 5-10% of normal is clinically meaningful
- ✓ Highly predictive preclinical models
- ✓ Well-described biomarkers
- ✓ Potential orphan drug designation

Urea Cycle Disorders



Aminoacidopathies



Source: Fagiuoli et al. 2013 J Hepat; carolguze.com/text/442-11-clinical_genetics.shtml; DMTX analyses; surgery.usc.edu/hepatobiliary/liversurgery.html

DIMENSION™ THERAPEUTICS

© 2016 Dimension Therapeutics

6

Broad Product Pipeline Addressing Diseases with Significant Medical Need

© 2016 Dimension Therapeutics 7

Pipeline Set to Deliver Major Development Milestones in Next 18 Months

    Advancing 7 Program Portfolio

Hem B available data*•OTC initial data

File OTC IND•Hem B additional data

Value    • Initiate OTC ph I/II clinical trial•File GSDIa IND

GSDIa US orphan designation•GSDIa EU orphan designation

OTC EU orphan designation    •Hem A IND enabling studies

Expanded IMD portfolio    •Citrullinemia type 1, PKU,

    Wilson Disease development

    candidates

    201612-18 Months

© 2016 Dimension Therapeutics *All patients at 8 weeks post-dosing at time of presentation 8

Inherited Metabolic Disease Programs

© 2016 Dimension Therapeutics 9

Ornithine Transcarbamylase (OTC) Deficiency



Disease

- X-linked, urea cycle disorder (UCD)
- Genetic defect in ammonia detoxification
- Adverse cognitive & neurological effects, coma, death
- Treatments limited, non-curative



Patient Population

~10,000 patients WW

~80% late onset

- Most common UCD, ~55%
- Severe, early onset in males
- Late onset in males & females

Sources: National Urea Cycles Disorder Foundation; NORD; Batshaw et al. *Mol Gen Metab* 2014; Tuchman et al 2008; Enns *N Engl J Med* 2007; Foschi et al. *World J Gastro* ESPS Manuscript no: 13209; carolguze.com/text/442-11-clinical_genetics.shtml; Dimension Therapeutics unpublished data

DIMENSION™ THERAPEUTICS
© 2016 Dimension Therapeutics
10

DTX301: Replace OTC to Address Toxic Hyperammonemia

Well understood disease biology; highly predictive preclinical models

Durable Expression of Functional OTC in *spf ash* OTC Mouse



1,000
100
10
1
Urinary Orotic Acid (µmol / mmol creatine)
1x10^11 Genome Copy/kg
3x10^10 Genome Copy/kg
1x10^10 Genome Copy/kg
3x10^9 Genome Copy/kg
1x10^9 Genome Copy/kg
Normal Range
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 40
Weeks

Well-described Biomarkers

- Serum ammonia
- Urinary orotic acid

- Excess carbamoyl phosphate converted to orotic acid
- Increased serum ammonia; neurotoxic

Path to HPOC Defined

- Granted orphan drug designation (US/EU)
- hPOC serum ammonia
- Adult males and at-risk females

Source: Dimension Therapeutics unpublished data

DIMENSION™ THERAPEUTICS

© 2016 Dimension Therapeutics

11

Glycogen Storage Disease Type Ia (GSDIa)



Disease

- Autosomal recessive, inborn error of glucose metabolism
- Deficient glucose-6-phosphatase (G6Pase)
- Reduced QOL, long term risks
- Strict diet and frequent feedings of uncooked starch or Glycosade®



Patient Population

~6,000 patients WW

Dx at birth

- Most common GSD, ~25%
- No approved drug therapies

Sources: Weinstein et al. Hum Gen Ther 2010; Lee et al. Hepatology 2012; Chou et al Nat Rev Endo 2010; Boers et al. Orphanet Journal of Rare Diseases 2014; www.curegsd.org; The Children's Fund for GSD Research

DIMENSION™ THERAPEUTICS

© 2016 Dimension Therapeutics

12

DTX401: Replace G6Pase to Address Life-Threatening Hypoglycemia

Well understood disease biology; highly predictive preclinical models

- Single dose AAV8 gene therapy increases G6Pase
- Corresponding reduction in hepatic glycogen



Improved G6Pase Activity in Canines
G6Pase Activity (μmol / mg / min)
160
140
120
100
80
60
10
5
0
Wild-Type
HET
AAV8
AAV8+1
GSDIa

Well-described Biomarkers

- Blood glucose
- Glycogen stores

- Glycogen build up in liver
- Inability to release glucose, raises risk of hypoglycemia

Path to HPOC Defined

- hPOC time to hypoglycemia
- Adult males and females

Sources: Weinstein et al. Hum Gen Ther 2010; Lee et al. Hepatology 2012; Chou et al Nat Rev Endo 2010; Boers et al. Orphanet Journal of Rare Diseases 2014; www.curegsd.org; The Children's Fund for GSD Research

DIMENSION THERAPEUTICS
© 2016 Dimension Therapeutics
13

Broad Inherited Metabolic Disease Portfolio

	Well understood disease biology; highly predictive preclinical models	Well-described Biomarkers	Product Opportunity
Wilson Disease	• Autosomal recessive copper disorder • Deficiency in copper transporter P-type ATPase	• Copper	• WW prevalence >50K patients
PKU	• Autosomal recessive disorder • Deficiency in phenylalanine hydrolase	• Phenylalanine	• ~50K prevalent patients developed world
Citrullinemia Type 1	• Autosomal recessive UCD • Deficiency in argininosuccinate synthetase	• Ammonia	• 14% of all UCDs • WW prevalence ~2K

Sources: Barends MGM 2014; Batshaw MGM 2014; Citrullinemia Type I NCBI Bookshelf; Engel et al Hum Mut 2009; Foschi World J Gastro 2015; Martín-Hernández Orph J Rare Dis 2014; NORD; Ruder Ped Neuro 2014; Ruegger J Inherit Metab Dis 2014; Summar Acta Paediatr. 2008; Summar Crit Care Clin 2005; Tuchman et al Mol Genet Metab 2008; Berry Genet Med 2013; Hanley J Genet Disor Genet Rep 2013; Vockley Gen Med 2014; Zerjav Orph J Rare Dis 2015; Beinhardt Clin Gast Hepat 2014; Bull Nat Gen 1993; EASL Prac Guide; Gomes Ann Hum Bio 2015; Kaler Nat Rev Neurol 2011; Roberts & Schilsky Hepat 2008; Schilsky Biochimie 2009; WD Pathogenesis Semin Liver Dis 2000

DIMENSION™ THERAPEUTICS

© 2016 Dimension Therapeutics

14

Hemophilia Programs

© 2016 Dimension Therapeutics 15

~$6.2B WW Market for Hemophilia B and A Products



Disease

- Deficiency of blood coagulation factor IX (FIX) or factor VIII (FVIII)
- Joint hemorrhages, potential for severe disabilities; brain micro-bleeds
- Frequent, invasive, non-curative infusions of factor replacement



Patient Population

~28,000 Hem B patients WW

~140,000 Hem A patients WW

- ~68% Hem B, 78% Hem A moderate to severe disease
- $100,000-$300,000 annual costs per patient

Sources: Riley et al. *Haemophilia* 2011; National Hemophilia Foundation; World Federation of Hemophilia; www.fiercepharmamarketing.com/story/biogens-alprolix-nod-just-first-tremor-hemophilia-market-shake/2014-04-02; Stonebraker et al. *Haemophilia* (2011), 1–4; Baker et al. *Haemophilia* (2012); Stonebraker et al. *Haemophilia* (2010), 16, 20–32; National Hemophilia Foundation; www.ptcommunity.com/news/2014-12-29-000000/hemophilia-market-likely-undergo-major-changes; Johnson and Zhou. ASH Annual Meeting Educational Program. 2011; Ponder. *Haemophilia* 2008; Manco-Johnson et al. *NEJM* 2007

DIMENSION™ THERAPEUTICS

© 2016 Dimension Therapeutics

16

DTX101 for Hemophilia B



DTX101

- Vector capsid Clade E AAVrh10
- Gene cassette wild type factor IX
- Liver specific enhancer-promoter
- HEK293 process for hPOC
- TPP* targeting stable FIX activity >10%
- Reduce dependency for on demand & prophylactic FIX therapies



Phase I/II Study Ongoing

- Open-Label, safety, dose finding study
- Bayesian adaptive design
- Primary endpoints safety & FIX activity
- Up to 12 males with moderate/severe to severe Hem B (≤2% FIX levels)
- Dosing: 1.6e12-1e13 GC/kg, single peripheral venous infusion
- Cohort 1 dosing complete

DIMENSION™ THERAPEUTICS
© 2016 Dimension Therapeutics
*TPP: Target Product Profile
17

DTX201: Global Collaboration with Bayer

Hemophilia A

A leading gene therapy     Global leader in hemophilia

company     drug development and

    commercialization

• $20M upfront, up to $232M in milestones

• High single-digit to low double-digit royalties not exceeding the mid-teens

• R&D expense reimbursement

• DMTX responsible for preclinical    activities and Phase I/II clinical trial, funded by Bayer

• Bayer to fund subsequent trials and commercial activities at clinical POC

© 2016 Dimension Therapeutics 18

DTX201: Durable FVIII Expression in NHPs

DTX201 for Hem A     IND-enabling Studies Ongoing

hFVIII Expression in Non Human Primates    • Seven male cynomolgus macaques

    administered IV with 1.2e13 GC/kg

Sustained FVIII expression in NHPs beyond

    60 weeks

3 of 5 animals retain expression greater

    than 16 weeks; 2 of 7 beyond 34 weeks

Sustained RNA expression

Reduced incidence of anti-FVIII inhibitors

Sources: DMTX-PENN data (ASGCT 2016, EHA 2016)

© 2016 Dimension Therapeutics 19

Dimension: A Leader in Liver Directed Gene Therapy

Advancing Product Portfolio    Broad 7 program pipeline delivering multiple near-term

milestones

Focus on Inherited Metabolic Diseases    Addressing severe, debilitating unmet medical need

Building Gene Therapy Product Platform    Investing in scalable, quality HeLa manufacturing

Highly Experienced Team    Strong R&D and manufacturing capabilities

Well-Capitalized    Expected cash runway through 1Q 2018

© 2016 Dimension Therapeutics 20

Dimension Therapeutics, Inc.

Quality of Science. Quality of Life.

August 2016